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                                                                    EXHIBIT 23.2

The Board of Directors
The Home Depot, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in this prospectus.



                                                          /s/ KPMG LLP


Atlanta, Georgia
May 23, 2001